[EXECUTION COPY]



                          SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "AGREEMENT") is entered into as of April 29, 1996, among STRATOSPHERE GAMING CORP., a Nevada corporation ("LESSEE"), STRATOSPHERE CORPORATION, a Delaware corporation ("PARENT"; Parent and Lessee and each of their Subsidiaries are each sometimes referred to herein as a "SIGNATORY AFFILIATE"), GRAND CASINOS, INC., a Minnesota corporation ("GCI"), FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada trust company, not in its individual capacity but solely as Lessor and Trustee ("TRUSTEE"), and BA LEASING & CAPITAL CORPORATION, a California corporation, not in its individual capacity but solely as Agent for the Lenders ("AGENT").


                           W I T N E S S E T H:

     Reference is made to that certain Participation Agreement, dated as of April 29, 1996 (the "PARTICIPATION AGREEMENT"), among Lessee, Parent, Trustee, Agent, Co-Agents, Lead Manager, Arranger and the several Lenders identified therein, pursuant to which, among other things: (a) Lessee has entered into the Lease; and (b) Parent has executed and delivered the Guaranty.

     It is contemplated that from time to time a Signatory Affiliate may incur Affiliate Liabilities to GCI or a Subsidiary of GCI (other than to another Signatory Affiliate) (each such entity a "GCI LENDER").

     Agents, Trustee and the Lenders have required, as a material condition to the consummation of the transactions contemplated by the Participation Agreement, that GCI execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1. CERTAIN DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to them in Appendix 1 to the Participation Agreement. As used in this Agreement, the terms set forth below in this Section 1 shall have the meanings provided below:

     "AFFILIATE LIABILITIES" means any Indebtedness or any other liabilities whatsoever (other than trade payables) owed by a Signatory Affiliate to a GCI Lender).

     "AGENT" is defined in the Preamble.

     "BANKRUPTCY CODE" means 11 U.S.C. 101 et seq., as from time to time hereafter amended, and any successor or similar statute.

     "GCI" is defined in the Preamble.

     "GCI LENDER" is defined in the Recitals.

     "INDENTURE SUBORDINATION" means the Completion Guarantor Subordination Agreement, dated as of March 9, 1995, between GCI and American Bank National Association.

     "LESSEE" is defined in the Preamble.

     "PARENT" is defined in the Preamble.

     "PARTICIPATION AGREEMENT" is defined in the Recitals.

     "PERSON" means and includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     "SENIOR INSTRUMENTS" means the Participation Agreement, the Lease, the Guarantee, the Loan Agreement and all other Operative Documents pursuant to which any obligation of any of the Signatory Affiliates in favor of Agents, Trustee or the Lenders may be incurred, as any of the same may hereafter from time to time be amended, modified or supplemented in accordance with the terms thereof.

     "SENIOR OBLIGATIONS" means (a) all obligations now or hereafter incurred by any of the Signatory Affiliates under any of the Senior Instruments, (b) interest thereon (including, without limitation, any such interest accruing subsequent to the filing by or against any of the Signatory Affiliates of any proceeding brought under Chapter 11 of the Bankruptcy Code, whether or not such interest is allowed as a claim pursuant to the provisions of such Chapter), and
(c) all fees, expenses, indemnities and other amounts now or hereafter payable pursuant to or in connection with the Senior Instruments.

     "SIGNATORY AFFILIATE" is defined in the Preamble.

     "TRUSTEE" is defined in the Preamble.

     2. SUBORDINATION PROVISIONS.

         2.1 SUBORDINATION TO SENIOR OBLIGATIONS. (a) GCI hereby covenants and agrees (and GCI shall cause each of its other Subsidiaries, before any such Subsidiary extends credit to any Signatory Affiliate, to be bound by the terms and provisions of this Agreement) that, to the extent and in the manner hereinafter set forth in this Section 2, all Affiliate Liabilities, the payment of the principal of and interest thereon and any Lien or security interest therefor are hereby expressly made subordinate and subject in right of payment as provided in this Section 2 to the prior payment in full of all Senior Obligations and any Lien or security interest on any property securing the Senior Obligations.

          (b) No payment of any principal of, interest on, or of any other amount with respect to, any Affiliate Liabilities shall be paid other than in a manner consistent with the customary practices of Parent and its Subsidiaries, as the case may be, with respect to other intercompany indebtedness.

          2.2 PAYMENT OVER OF PROCEEDS UPON BANKRUPTCY. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Signatory Affiliate or to its properties or assets, or (b) any liquidation, dissolution or other winding-up of any Signatory Affiliate, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Signatory Affiliate, then and in any such event the holders of Senior Obligations shall be entitled to receive payment in full of all amounts due on or in respect of Senior Obligations, in cash or in any other manner acceptable to the holders of Senior Obligations, before any GCI Lender is entitled to receive any payment or distribution of any kind or character on account of principal of or interest on any Affiliate Liabilities of such Signatory Affiliate.

          2.3 SUSPENSION OF PAYMENT WHEN SENIOR OBLIGATIONS IN DEFAULT. (a) Unless SECTION 2.2 shall be applicable, upon (i) the occurrence of a default in the payment when due of all or any portion of the Senior Obligations (whether at the stated maturity thereof, or upon acceleration, or otherwise), or (ii) receipt by a Signatory Affiliate of written notice from Agent, Trustee or any Lender, of the occurrence of any Lease Default or Lease Event of Default in respect of the Senior Obligations other than a default specified in the foregoing CLAUSE (I), then no payment or distribution of any assets of such Signatory Affiliate of any kind or character shall be made by such Signatory Affiliate on account of principal of or interest on any Affiliate Liabilities unless and until such Lease Default or Lease Event of Default shall have been cured or waived or shall have ceased to exist or such Senior Obligations shall have been indefeasibly paid in full in cash, after which such Signatory Affiliate shall resume making any and all required payments in respect of the Affiliate Liabilities of such Signatory Affiliate, including any missed payments.

          2.4 PAYMENTS TO BE HELD IN TRUST. In the event that any GCI Lender shall receive any payment or distribution of assets of any GCI Lender of any kind or character in respect of principal of and interest on the Affiliate Liabilities in contravention of SECTION 2.2 or SECTION 2.3, then and in such event such payment or distribution shall be returned by such GCI Lender to the paying Signatory Affiliate, unless otherwise provided in the Indenture Subordination. GCI shall not, and shall not permit its Subsidiaries, to receive any payments in violation of this Agreement.

          3. WAIVER. Each GCI Lender hereby waives presentment, demand for payment, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.

          4. NO DISPOSITION. No GCI Lender will sell, assign, pledge, encumber or otherwise dispose of any of the Affiliate Liabilities owed to it unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement.

          5. SUCCESSORS. This Agreement is being entered into for the benefit of, and shall be binding upon and inure to the benefit of the parties hereto, Agents, Trustee, the Lenders and their respective successors and assigns. This Agreement shall remain in full force and effect so long as any Senior Obligations remain outstanding.

          6. NOTICES; AMENDMENTS. All notices pursuant to this Agreement shall be addressed and delivered in the manner provided in the Participation Agreement. No amendment, waiver or modification of any term of this Agreement shall be effective unless made in accordance with the Participation Agreement.

          7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles of such State.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                                      STRATOSPHERE GAMING CORP.


                                       By: /s/ THOMAS A. LETTERO
                                           Thomas A. Lettero
                                       Title: Vice President-Administration
                                              Chief Financial Officer






                                      STRATOSPHERE CORPORATION


                                       By:/s/ THOMAS A. LETTERO
                                          Thomas A. Lettero
                                       Title: Vice President-Administration
                                              Chief Financial Officer







                                       GRAND CASINOS, INC.


                                       By:   /s/ TIMOTHY COPE
                                             Timothy Cope
                                       Title:Chief Finnacial Officer

                                       Address:  13705 First Avenue North
                                                 Plymouth, MN  55441

                                       Attention: Timothy J. Cope

                                       Telecopier: (612) 449-9353





                                       FIRST SECURITY TRUST COMPANY OF
                                       NEVADA, not in its individual
                                       capacity, but solely as Trustee

                                       By:
                                       Title: Trust Officer




                                       BA LEASING & CAPITAL CORPORATION,
                                       not individually, but solely
                                       as Agent for the Lessor

                                       By:
                                       Title: Vice President